UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2025

AMJ Global Technology
(Exact name of registrant as specified in its charter)

Nevada	333-194055	33-1230169
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2470 E Flamingo Rd., Suite A

Las Vegas, NV  89121

(Address of principal executive offices)

(213) 709-4296

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 27, 2025, AMJ Global Technology (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with JP MICHAEL LLC, a Colorado limited liability company (the “Investor”), pursuant to which the Company will sell 5,000,000 restricted shares of common stock to the Investor in consideration of 2,000,000 restricted shares of common stock of Diamond Lake Minerals, Inc.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference in its entirety.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 is incorporated by reference into this Item 3.02. The 5,000,000 shares of Company common stock are being issued to the Investor under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The Investor represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends will be affixed to the certificates or book entry statement representing the securities. The Investor also had adequate access, through business or other relationships, to information about the Company, and the Investor represented that they were an accredited investor.

Item 9.01. Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this report:

Exhibit No.	Description

10.1	Stock Purchase Agreement, by and between the company JP MICHAEL LLC, dated January 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMJ Global Technology

Dated: January 28, 2025	By:	/s/ Arthur Malone, Jr.
Dr. Arthur Malone, Jr.
Chief Executive Officer

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